Seligman
Investment Grade
Fixed Income Fund, Inc.

Mid-Year Report
March 31, 2003

Seeking a High Level of
Current Income
Consistent with Prudent
Exposure to Risk

Seligman
139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

1

To The Shareholders

For the six months ended March 31, 2003, Seligman Investment Grade Fixed Income Fund posted a total return of 1.70% based on the net asset value of Class A shares. During the same time period, the Fund’s peers, as measured by the Lipper Corporate Debt BBB-Rated Funds Average, posted a total return of 5.11%, while the US investment-grade bond market, as measured by the Lehman Brothers Government/Credit Index, posted a total return of 3.40%.

While the economy continued to post positive rates of growth during this six-month period, troubling signs remained and the US stock market, while posting a positive total return for the time period, lacked direction. High-yield bonds, which had struggled for so long, were among the best performers during this time. Fixed-income investors, who had been extremely cautious, moved into the sector during the fourth quarter of calendar year 2003. Bonds with the widest spreads benefited to the greatest degree.

Given the uncertainties in the economy and the war in Iraq, the Fund’s manager chose to maintain a defensive stance during the six-month period, concentrating on the highest quality corporate bonds and US Treasuries. This positioning had a significant negative impact on relative returns during the period. Other funds within the Lipper peer group were positioned more aggressively, which benefited them as many investors pursued higher-yielding but lower-rated bonds. Nevertheless, for the one-year period ended March 31, 2003, the Fund was ahead of its Lipper peer group as a result of its significant outperformance during the prior six-month period, when the Fund’s conservative positioning paid off. The Fund’s manager still believes it is too early for more aggressive positioning. However, as more consistent signs of economic recovery are discernible, the Fund will move into higher-yielding bonds, and will shorten duration if and when the economy puts upward pressure on interest rates.

The past few years have underscored the value of diversification and the importance of fixed-income investments, such as Seligman Investment Grade Fixed Income Fund, in a overall financial plan. While we believe that the economy is poised for a rebound and that the stock market is likely to recover, we continue to stress the importance of maintaining an asset mix appropriate for a shareholder’s particular financial situation and goals. We believe that, for most investors, fixed income will continue to play a crucial role.

Thank you for your continued support of Seligman Investment Grade Fixed Income Fund. A discussion with your Portfolio Manager, as well as the Fund’s investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President
May 16, 2003

1

Interview With Your Portfolio Manager
Christopher J. Mahony

Q:      How did Seligman Investment Grade Fixed Income Fund perform during the six months ended March 31, 2003?

A: :    For the six months ended March 31, 2003, Seligman Investment Grade Fixed Income Fund posted a total return of 1.70% based on the net asset value of Class A shares. During the same time period, the Fund’s peers, as measured by the Lipper Corporate Debt BBB-Rated Funds Average, posted a total return of 5.11%, while the US investment-grade bond market, as measured by the Lehman Brothers Government/Credit Index, posted a total return of 3.40%.

Q: :    What economic and market factors influenced the Fund during this period?

A:      As we entered this six-month period, US Treasury bonds were very much in demand while the lowest-rated bonds continued to suffer, trading at historically wide yield spreads over US Treasuries. At that time, investors were extremely risk averse and were demanding high yield premiums for lower-rated bonds. Even investment-grade bonds suffered as investors continued to worry about the possibilities of accounting scandals and corporate malfeasance among even well-regarded companies.

In November, however, the high-yield bond market staged an impressive rally as such wide spreads began to seem unwarranted and unsustainable. US Treasury bond prices suffered somewhat as a result, but their yields remained historically low throughout the six-month period. By year-end, the yield of the 10-year US Treasury bond had risen 21 basis points, from 3.61% on September 30, 2002, to 3.82% on March 31, 2003.

Q: :    What was your investment strategy?

A:      We were defensively positioned throughout the period and were concentrated in very high quality corporate bonds and US government securities. This stance proved to be overly conservative when lower-rated debt issues rallied in November, and hurt the Fund’s relative returns for the six-month period. However, the Fund’s caution has been a net positive for the rolling one-year period, in which the Fund remained ahead of its Lipper peer group.

The Fund did benefit during this six-month period from our generally favorable and somewhat active trading to take advantage of more favorable positioning in terms of duration and across the yield curve. Interest rates for high-quality bonds moved within a somewhat narrow trading range during this six-month period, and we were able to successfully lengthen the Fund’s duration as interest rates headed for a short-term low, and to shorten duration as interest rates rose. We also sought to concentrate the Fund’s positions on the parts of the yield curve that we believed held the greatest potential over the short term.

Q:      What is your outlook?

A:      We continue to believe that the short term remains highly uncertain. The swift and successful end of the active phase of the war in Iraq is a significant positive for the US economy. However, it is far from certain that this success will be matched by a rapid and strong economic recovery in the US. The US Federal Reserve Board provided the economy with an extraordinary amount of monetary stimulus in 2001 and 2002. (The Fed

2

Interview With Your Portfolio Manager
Christopher J. Mahony

cut the federal funds rate 11 times in 2001 for a total of 475 basis points, and cut the rate another 50 basis points in November 2002.) This stimulus, however, has not produced the economic growth hoped for by many market watchers.

Unemployment remains somewhat high and many companies continue to struggle for profits. We believe that the resolution of the war in Iraq, combined with the fiscal and monetary stimulus provided by the government, will increase economic growth. But this may take some time. Until we see clear signs that the economic situation is markedly improving, we plan to remain somewhat cautious, concentrating on high-quality corporate bonds and Treasuries. As stronger growth resumes, we will position the Fund more aggressively and seek opportunities among higher-yielding investment-grade corporate bonds.

The Fund was, on average, neutral in terms of duration relative to the Lehman Brothers Government/Credit Index during this six-month period, and will likely remain neutral for some time. However, as interest rates begin to rise, we will aggressively shorten the Fund’s duration to preserve principal. We also plan to continue to trade actively in an effort to benefit from short-term movements in interest rates and to concentrate the portfolio at what we believe are the most favorable points in the yield curve.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach
Seligman Investment Grade Fixed Income Fund is managed by the investment grade team of Seligman’s Fixed Income Team. The investment grade team is led by Christopher Mahony, who is assisted in the management of the Fund by seasoned research professionals who identify primarily long-term bonds issued or guaranteed by the US government, its agencies, and instrumentalities in order to seek high current income. The Fixed Income Team is led by Kendall Peterson. Team members include James Didden, Jeff Gallo, Paul Langlois, Paul Pertusi, Gregory Siegel, and Sau Lin Wu (trader).

3

Performance Overview (Unaudited)

Investment Results
Total Returns
For Periods Ended March 31, 2003

		Average Annual

			Class A, B, C	Class I
			and D Since	Since
	Six	One	Inception	Inception
Class A**	Months *	Year	10/1/2001	11/30/2001

With Sales Charge	(3.14)%	6.07%	2.70%	n/a
Without Sales Charge	1.70	11.31	6.13	n/a
Class B**

With CDSC††	(3.64)	5.48	2.72	n/a
Without CDSC	1.32	10.48	5.34	n/a
Class C**

With Sales Charge and CDSC‡	(0.61)	8.38	4.01	n/a
Without Sales Charge and CDSC	1.32	10.48	5.34	n/a
Class D**

With 1% CDSC	0.32	9.48	n/a	n/a
Without CDSC	1.32	10.48	5.35	n/a
Class I**	1.82	11.59	n/a	6.79%

Lehman Brothers
Government/Credit Index†	3.40	13.40	8.44	8.85

Lipper Corporate Debt
BBB-Rated Funds Average†	5.11	10.00	6.81	6.68

				Dividend, Capital Gain and Yield Information
				Per Share
Net Asset Value Per Share				For Periods Ended March 31, 2003

	3/31/03	9/30/02	3/31/02	Dividends ø	Capital Gain ø	Yield øø

Class A	$7.35	$7.41	$6.89	$0.118	$0.063	2.29%
Class B	7.35	7.41	6.89	0.091	0.063	1.67
Class C	7.35	7.41	6.89	0.091	0.063	1.65
Class D	7.35	7.41	6.89	0.091	0.063	1.66
Class I	7.35	7.41	6.89	0.127	0.063	2.66

Weighted Average Maturity			8.25 years

 See footnotes on page 5.

4

Performance Overview (Unaudited)

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
†	The Lipper Corporate Debt BBB-Rated Funds Average (the “Lipper Average”) and the Lehman Brothers Government/Credit Index (the “Lehman Index”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average is an index of mutual funds that invest primarily in corporate and government debt issues rated in the top four grades. The Lehman Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). The Lipper Average excludes the effect of taxes and sales charges and the Lehman Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an average or index.
††	The CDSC is 5% for periods of one year or less and 4% since inception.
‡	The CDSC is 1% for periods of 18 months or less.
ø	Represents per share amount paid or declared for the six months ended March 31, 2003.
øø	Current yield, representing the annualized yield for the 30-day period ended March 31, 2003, has been computed in accordance with SEC regulations and will vary. During the period, the Manager reimbursed expenses of each class. Without these reimbursements the yields would have been as follows:

Class A	Class B	Class C	Class D	Class I

1.39%	0.72%	0.71%	0.71%	2.62%

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the redemption of Fund shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

5

Portfolio of Investments (Unaudited)
March 31, 2003

	Principal Amount	Value
US Government and
Government Agency Securities 64.3%

US Government Securities 36.6%

US Treasury Bonds:
5.375%, 2/15/2031	$1,785,000	$1,931,427

US Treasury Notes:
6.5%, 5/15/2005	135,000	148,911
6.5%, 10/15/2006	200,000	228,781
3%, 11/15/2007	2,545,000	2,580,791
4.75%, 11/15/2008	630,000	686,799
4%, 11/15/2012	3,330,000	3,379,172
3.875%, 2/15/2013	175,000	175,786

Total US Government Securities (Cost $9,081,853)		9,131,667

Agency Securities 24.8%

FHLMC:
2.55%, 6/24/2005	495,000	498,823
2.2%, 9/12/2005	465,000	466,528
5.25%, 1/15/2006	190,000	206,198
5.5%, 7/15/2006	225,000	247,456
4%, 10/29/2007	300,000	307,240
3.25%, 2/25/2008	900,000	904,079
5.75%, 4/29/2009	580,000	602,615
5.875%, 3/21/2011	270,000	298,285
4.75%, 10/11/2012	210,000	211,785

FNMA:
2.4%, 11/19/2004	215,000	215,376
2.375%, 3/17/2006	1,055,000	1,059,335
2.65%, 4/3/2006	530,000	532,350
3.5%, 10/15/2007	145,000	146,669
3.25%, 1/15/2008	270,000	273,602
5.25%, 1/15/2009	135,000	148,689
6.25%, 7/19/2011	50,000	52,624

Total Agency Securities (Cost $6,066,197)		6,171,654

Mortgage-Backed Securities† 2.9%

FHLMC Gold:
4.5%, 11/1/2007 (Cost $718,213)	702,346	726,967

Total US Government and
Government Agency Securities (Cost $15,866,263)		16,030,288

 See footnotes on page 9.

6

Portfolio of Investments (Unaudited)
March 31, 2003

	Principal Amount	Value
Corporate Bonds 29.0%

Automobiles and Components 1.9%

Ford Motor 5.8%, 1/12/2009	$250,000	$223,983
PHH 6%, 3/1/2008	240,000	240,884

		464,867

Capital Goods 2.9%

Boeing 5.125%, 2/15/2013	60,000	59,129
Centex 4.75%, 1/15/2008	220,000	224,183
General Electric Capital 5%, 2/1/2013	225,000	230,543
Raytheon 5.375%, 4/1/2013	215,000	216,980

		730,835

Consumer Staples 0.2%

Anheuser-Busch 4.625%, 2/1/2016	55,000	55,546

Energy 2.2%

ChevronTexaco Capital 3.375%, 2/15/2008	40,000	40,565
Occidental Petroleum 4%, 11/30/2007	215,000	218,942
PSEG Power 8.625%, 4/15/2031	155,000	190,940
Transocean Sedco Forex 6.95%, 4/15/2008	95,000	108,409

		558,856

Financials 10.4%

Allstate 6.125%, 12/15/2032	30,000	30,984
Bank of America 4.875%, 1/15/2013	265,000	270,237
Bear Stearns 5.7%, 11/15/2014	70,000	74,114
CIT Group 5.5%, 11/30/2007	290,000	296,763
Countrywide Funding 5.625%, 7/15/2009	185,000	197,358
General Motors Acceptance 8%, 11/1/2031	115,000	112,280
Goldman Sachs Group 5.25%, 4/1/2013	110,000	111,320
John Hancock Financial Services 5.625%, 12/1/2008	160,000	172,143
Key Bank 5.7%, 8/15/2012	360,000	387,560
MBNA America Bank 7.125%, 11/15/2012	75,000	81,383
Merrill Lynch 4%, 11/15/2007	45,000	46,250
J.P. Morgan Chase 5.75%, 1/2/2013	110,000	115,460
Morgan Stanley Group 3.625%, 4/1/2008	320,000	319,059
National Rural Utilities 5.75%, 8/28/2009	215,000	232,100
Washington Mutual 5.5%, 1/15/2013	150,000	157,579

		2,604,590

Health Care 1.3%

Wyeth 5.25%, 3/15/2013	320,000	327,809

 See footnotes on page 9.

7

Portfolio of Investments (Unaudited)
March 31, 2003

	Principal Amount	Value
Corporate Bonds (continued)

Media 2.4%

AOL Time Warner 6.125%, 4/15/2006	$565,000	$591,713

Paper and Forest Products 0.9%

MeadWestvaco 6.8%, 11/15/2032	90,000	93,582
Weyerhaeuser 6.75%, 3/15/2012	115,000	126,289

		219,871
Retailing 0.9%

Albertson’s 7.5%, 2/15/2011	75,000	86,859
Kroger 5.5%, 2/1/2013	80,000	82,622
Safeway 7.25%, 2/1/2031	55,000	62,773

		232,254

Software and Services 1.0%

Computer Sciences 6.75%, 6/15/2006	210,000	234,319

Telecommunication Services 3.9%

AT&T Broadband 9.455%, 11/15/2022	125,000	157,799
AT&T Wireless 7.875%, 3/1/2011	140,000	156,864
BellSouth 6%, 10/15/2011	100,000	111,633
Motorola 7.625%, 11/15/2010	50,000	54,000
Sprint Capital 8.375%, 3/15/2012	195,000	208,650
Verizon 6.125%, 3/1/2012	55,000	60,427
Verizon 4.625%, 3/15/2013	220,000	217,611

		966,984

Transportation 1.0%

CSX 7.95%, 5/1/2027	195,000	236,112

Total Corporate Bonds (Cost $7,106,305)		7,223,756

 See footnotes on page 9.

8

Portfolio of Investments (Unaudited)
March 31, 2003

	Principal Amount	Value
Repurchase Agreement 5.2%

State Street Bank and Trust 1.17%, dated 3/31/2003,
maturing 4/1/2003 in the amount of $1,300,042,
collateralized by: $1,120,000 US Treasury Bonds 6.5%,
2/15/2010, with a fair market value of $1,342,600
(Cost $1,300,000)	$1,300,000	$1,300,000

Total Investments (Cost $24,272,568) 98.5%		24,554,044

Other Assets Less Liabilities 1.5%		376,506

Net Assets 100.0%		$24,930,550

 †   Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.
See Notes to Financial Statements.

9

Statement of Assets and Liabilities (Unaudited)
March 31, 2003

Assets:

Investments, at value:
Long-term holdings (Cost $22,972,568)	$23,254,044
Repurchase agreement (Cost $1,300,000)	1,300,000	$24,554,044
Cash		63,443
Receivable for securities sold		1,579,212
Interest receivable		258,588
Receivable for Capital Stock sold		104,290
Other		26,452

Total Assets		26,586,029

Liabilities:

Payable for securities purchased		1,476,802
Payable for Capital Stock repurchased		56,909
Payable to the Manager (Note 5)		38,807
Dividends payable		24,414
Payable to shareholder service agent		11,258
Management fee payable		10,304
Distribution and service fees payable		9,114
Accrued expenses and other		27,871

Total Liabilities		1,655,479

Net Assets		$24,930,550

Composition of Net Assets:

Capital Stock, at par ($0.001 par value; 1,000,000,000
shares authorized; 3,390,337 shares outstanding):
Class A		$1,957
Class B		669
Class C		202
Class D		234
Class I		328
Additional paid-in capital		24,381,438
Dividends in excess of net investment income		(52,830)
Undistributed net realized gain		317,076
Net unrealized appreciation of investments		281,476

Net Assets		$24,930,550

Class A ($14,387,803 ÷ 1,956,585 shares)		$7.35
Class B ($4,919,985 ÷ 669,084 shares)		$7.35
Class C ($1,486,138 ÷ 202,099 shares)		$7.35
Class D ($1,722,125 ÷ 234,201 shares)		$7.35
Class I ($2,414,499 ÷ 328,368 shares)		$7.35

 See Notes to Financial Statements.

10

Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2003

Investment Income:

Interest	$406,208

Expenses:

Shareholder account services	91,999
Management fee	49,452
Distribution and service fees	43,646
Registration	33,279
Auditing and legal fees	21,268
Custody and related services	7,652
Shareholder reports and communications	3,170
Directors’ fees and expenses	3,006
Miscellaneous	3,296

Total Expenses Before Reimbursement	256,768

Reimbursement of expenses (Note 5)	(113,892)

Total Expenses After Reimbursement	142,876

Net Investment Income	263,332

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments	375,350
Net change in unrealized appreciation of investments	(157,418)

Net Gain on Investments	217,932

Increase in Net Assets from Operations	$481,264

 See Notes to Financial Statements.

11

Statement of Changes in Net Assets
(Unaudited)

	Six Months Ended	Year Ended
	March 31, 2003	September 30, 2002
Operations:

Net investment income	$263,332	$222,470
Net realized gain on investments	375,350	120,155
Net change in unrealized appreciation of investments	(157,418)	438,894

Increase in Net Assets from Operations	481,264	781,519

Distributions to Shareholders:

Dividends from net investment income:*
Class A	(172,081)	(151,978)
Class B	(36,669)	(24,826)
Class C	(8,704)	(5,660)
Class D	(14,755)	(15,446)
Class I	(31,123)	(24,560)

Total	(263,332)	(222,470)

Dividends in excess of net investment income:*
Class A	(25,082)	(16,260)
Class B	(6,790)	(3,389)
Class C	(1,605)	(771)
Class D	(2,662)	(2,166)
Class I	(4,101)	(2,978)

Total	(40,240)	(25,564)

Net realized short-term gain on investments:*
Class A	(91,741)	—
Class B	(23,007)	—
Class C	(4,381)	—
Class D	(9,102)	—
Class I	(13,586)	—

Total	(141,817)	—

Net realized long-term gain on investments:
Class A	(15,292)	—
Class B	(3,835)	—
Class C	(730)	—
Class D	(1,517)	—
Class I	(2,264)	—

Total	(23,638)	—

Decrease in Net Assets from Distributions	(469,027)	(248,034)

(Continued on page 13.)

12

Statements of Changes in Net Assets (continued)
(Unaudited)

	Six Months Ended	Year Ended
	March 31, 2003	September 30, 2002
Capital Share Transactions:

Net proceeds from sales of shares	$6,916,585	$7,240,066
Investment of dividends	234,055	125,912
Exchanged from associated funds	9,244,003	9,323,043
Value of shares issued in payment of gain distributions	127,441	—

Total	16,522,084	16,689,021

Cost of shares repurchased	(3,050,217)	(2,763,084)
Exchanged into associated funds	(2,023,914)	(1,089,065)

Total	(5,074,131)	(3,852,149)

Increase in Net Assets from Capital Share Transactions	11,447,953	12,836,872

Increase in Net Assets	11,460,190	13,370,357

Net Assets:

Beginning of period	13,470,360	100,003

End of Period (net of dividends in excess of net investment
income of $52,830 and $25,564, respectively)	$24,930,550	$13,470,360

 * For tax purposes, these distributions are considered ordinary income.
See Notes to Financial Statements.

13

Notes to Financial Statements (Unaudited)

1.      Organization — Seligman Investment Grade Fixed Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on June 21, 2001 as an open-end, diversified management investment company. The Fund had no operations prior to October 1, 2001 (commencement of operations) other than those related to organizational matters and the sale and issuance to Seligman Advisors, Inc. (the “Distributor”) of 14,006 shares of Capital Stock for $100,003 on August 23, 2001.

2.      Multiple Classes of Shares — The Fund offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on certain redemptions made within one year of purchase. Class I shares became effective November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.    Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.        Security Valuation — Investments in US Government and government agency securities and bonds are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.      Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.     Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on bonds and other debt securities for financial reporting purposes. Dividends receivable and payable are recorded on ex-dividend dates.

d.     Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited

14

Notes to Financial Statements (Unaudited)

with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.        Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2003, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.     Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

4.      Purchases and Sales of Securities — Purchases and sales of securities, excluding US Government and government agency securities and short-term investments, for the six months ended March 31, 2003, amounted to $19,402,728 and $16,144,438, respectively; purchases and sales of US Government and government agency securities were $34,889,090 and $26,146,624, respectively.

At March 31, 2003, the cost of investments for federal income tax purposes was $24,288,054. The tax basis cost was greater than the cost for financial reporting purposes due to the amortization of premiums for financial reporting purposes of $15,486. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $288,000 and $22,010, respectively.

5.      Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets. The Manager has contractually undertaken to reimburse the Fund’s expenses, other than management fees and distribution and service fees, that exceed 0.50% per annum of the Fund’s average daily net assets through December 31, 2004. For the six months ended March 31, 2003, the amount of expenses reimbursed by the Manager to the Fund was $113,892. At March 31, 2003, the Fund owed the Manager $38,807 relating to the Manager’s overpayment of the reimbursement.

The Distributor, agent for the distribution of the Fund’s shares, and an affiliate of the Manager, received concessions of $1,077 from sales of Class A shares. Commissions of $7,250 and $7,295 were paid to dealers from sales of Class A and Class C shares, respectively.

15

Notes to Financial Statements (Unaudited)

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees monthly to the Fund pursuant to the Plan. For the six months ended March 31, 2003, fees incurred under the Plan aggregated $15,126 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the six months ended March 31, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $17,382, $4,171, and $6,967, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended March 31, 2003, such charges amounted to $1,159.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended March 31, 2003, amounted to $767.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2003, Seligman Services, Inc. received commissions of $2 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $565 pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $91,999 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

16

Notes to Financial Statements (Unaudited)

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volume and number of shareholder accounts.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at March 31, 2003, of $620 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6.      Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors currently have limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of participating banks. For the six months ended March 31, 2003, the Fund did not borrow from the credit facility.

17

Notes to Financial Statements (Unaudited)

7.   Transactions in Capital Stock — The Fund has authorized one billion shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended		Year Ended
	March 31, 2003		September 30, 2002

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	692,206	$5,031,539	697,316	$4,946,902
Investment of dividends	20,205	146,820	8,941	63,470
Exchanged from associated funds	706,575	5,148,371	654,572	4,674,317
Shares issued in payment
of gain distribution	11,790	85,125	—	—

Total	1,430,776	10,411,855	1,360,829	9,684,689

Cost of shares repurchased	(323,533)	(2,364,931)	(339,595)	(2,428,809)
Exchanged into associated funds	(83,115)	(604,501)	(97,829)	(694,783)
Transferred to Class I	—	—	(754)	(5,315)

Total	(406,648)	(2,969,432)	(438,178)	(3,128,907)

Increase	1,024,128	$7,442,423	922,651	$6,555,782

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	27,760	$203,016	21,335	$152,263
Investment of dividends	3,910	28,407	2,266	16,181
Exchanged from associated funds	356,662	2,608,728	423,365	3,028,836
Shares issued in payment
of gain distribution	1,651	11,922	—	—

Total	389,983	2,852,073	446,966	3,197,280

Cost of shares repurchased	(42,541)	(310,001)	(12,259)	(87,041)
Exchanged into associated funds	(88,963)	(642,728)	(25,502)	(180,598)

Total	(131,504)	(952,729)	(37,761)	(267,639)

Increase	258,479	$1,899,344	409,205	$2,929,641

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	105,565	$769,634	25,087	$178,921
Investment of dividends	1,031	7,496	703	5,026
Exchanged from associated funds	138,955	1,015,212	77,542	552,324
Shares issued in payment of
gain distribution	669	4,834	—	—

Total	246,220	1,797,176	103,332	736,271

Cost of shares repurchased	(32,747)	(240,524)	(10,213)	(72,127)
Exchanged into associated funds	(97,297)	(708,405)	(8,596)	(60,152)

Total	(130,044)	(948,929)	(18,809)	(132,279)

Increase	116,176	$848,247	84,523	$603,992

18

Notes to Financial Statements (Unaudited)

	Six Months Ended		Year Ended
	March 31, 2003		September 30, 2002

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	33,605	$244,687	45,210	$318,922
Investment of dividends	2,268	16,464	2,270	16,126
Exchanged from associated funds	64,546	471,692	150,557	1,067,566
Shares issued in payment of
gain distribution	1,345	9,710	—	—

Total	101,764	742,553	198,037	1,402,614

Cost of shares repurchased	(17,351)	(126,861)	(18,432)	(130,709)
Exchanged into associated funds	(9,384)	(68,280)	(21,833)	(153,532)
Total	(26,735)	(195,141)	(40,265)	(284,241)

Increase	75,029	$547,412	157,772	$1,118,373

	Six Months Ended		November 30, 2001* to
	March 31, 2003		September 30, 2002

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	91,725	$667,709	232,630	$1,643,058
Investment of dividends	4,803	34,868	3,519	25,109
Transferred from Class A	—	—	754	5,315
Shares issued in payment of
gain distribution	2,195	15,850	—	—

Total	98,723	718,427	236,903	1,673,482

Cost of shares repurchased	(1,083)	(7,900)	(6,175)	(44,398)

Increase	97,640	$710,527	230,728	$1,629,084

 * Commencement of offering of shares.

19

Financial Highlights (Unaudited)

The tables below are intended to help you understand each Class’s financial performance from its inception. Certain information reflects financial results for a single share of Capital Stock of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

	Class A		Class B

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	3/31/03	9/30/02	3/31/03	9/30/02

Per Share Data:

Net Asset Value, Beginning of Period	$7.41	$7.14	$7.41	$7.14

Income from Investment Operations:
Net investment income	0.10	0.23	0.08	0.17
Net realized and unrealized gain
on investments	0.02	0.29	0.01	0.30

Total from Investment Operations	0.12	0.52	0.09	0.47

Less Distributions:
Dividends from net investment income	(0.10)	(0.23)	(0.08)	(0.18)
Dividends in excess of net
investment income	(0.02)	(0.02)	(0.01)	(0.02)
Distributions from net realized capital gain	(0.06)	—	(0.06)	—
Total Distributions	(0.18)	(0.25)	(0.15)	(0.20)

Net Asset Value, End of Period	$7.35	$7.41	$7.35	$7.41

Total Return:	1.70%	7.48%	1.32%	6.69%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$14,388	$6,906	$4,920	$3,041
Ratio of expenses to average net assets	1.25%*	1.25%	2.00%*	2.00%
Ratio of net investment income to
average net assets	2.84%*	3.18%	2.11%*	2.43%
Portfolio turnover rate	239.18%	253.47%	239.18%	253.47%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.53%*	5.52%	3.28%*	6.27%
Ratio of net investment income (loss) to
average net assets	1.56%*	(1.09)%	0.83%*	(1.85)%

 See footnotes on page 22.

20

Financial Highlights (Unaudited)

	Class C		Class D

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	3/31/03	9/30/02	3/31/03	9/30/02

Per Share Data:

Net Asset Value, Beginning of Period	$7.41	$7.14	$7.41	$7.14

Income from Investment Operations:
Net investment income	0.08	0.17	0.08	0.17
Net realized and unrealized gain
on investments	0.01	0.30	0.01	0.30

Total from Investment Operations	0.09	0.47	0.09	0.47

Less Distributions:
Dividends from net investment income	(0.08)	(0.18)	(0.08)	(0.18)
Dividends in excess of net
investment income	(0.01)	(0.02)	(0.01)	(0.02)
Distributions from net realized capital gain	(0.06)	—	(0.06)	—
Total Distributions	(0.15)	(0.20)	(0.15)	(0.20)

Net Asset Value, End of Period	$7.35	$7.41	$7.35	$7.41

Total Return:	1.32%	6.69%	1.32%	6.69%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$1,486	$636	$1,722	$1,179
Ratio of expenses to average net assets	2.00%*	2.00%	2.00%*	2.00%
Ratio of net investment income to
average net assets	2.11%*	2.43%	2.11%*	2.43%
Portfolio turnover rate	239.18%	253.47%	239.18%	253.47%
Without expense reimbursement:†
Ratio of expenses to average net assets	3.28%*	6.27%	3.28%*	6.27%
Ratio of net investment income (loss) to
average net assets	0.83%*	(1.85)%	0.83%*	(1.85)%

 See footnotes on page 22.

21

Financial Highlights (Unaudited)

	Class I

	Six Months	11/30/01**
	Ended	to
	3/31/03	9/30/02

Per Share Data:

Net Asset Value, Beginning of Period	$7.41	$7.13

Income from Investment Operations:
Net investment income	0.12	0.20
Net realized and unrealized gain
on investments	0.01	0.30

Total from Investment Operations	0.13	0.50

Less Distributions:
Dividends from net investment income	(0.12)	(0.20)
Dividends in excess of net
investment income	(0.01)	(0.02)
Distributions from net realized capital gain	(0.06)	—
Total Distributions	(0.19)	(0.22)

Net Asset Value, End of Period	$7.35	$7.41

Total Return:	1.82%	7.19%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$2,414	$1,709
Ratio of expenses to average net assets	0.92%*	1.00%*
Ratio of net investment income to average net assets	3.10%*	3.37%*
Portfolio turnover rate	239.18%	253.47%††
Without expense reimbursement:†
Ratio of expenses to average net assets	—	5.10%*
Ratio of net investment income (loss) to average net assets	—	(0.73)%*

*	Annualized.
**	Commencement of offering of shares.
†	The Manager has agreed to reimburse certain expenses of the Fund (Note 5).
††	For the year ended September 30, 2002.
See Notes to Financial Statements.

22

Board of Directors

Robert B. Catell* 3, 4

•    Chairman and Chief Executive Officer, KeySpan Corporation

John R. Galvin 2, 4

•    Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

Paul C. Guidone 1

•    Chief Investment Officer, J. & W. Seligman & Co. Incorporated

Alice S. Ilchman 3, 4

•    Director, Jeannette K. Watson Summer Fellowships
•    Trustee, Committee for Economic Development

Frank A. McPherson 3, 4

•    Director, ConocoPhillips
•    Director, Integris Health

John E. Merow 2, 4

•    Director, Commonwealth Industries, Inc.
•    Trustee, New York-Presbyterian Hospital
•    Retired Chairman and Senior Partner, Sullivan & Cromwell LLP, Law Firm

Betsy S. Michel 2, 4

 •    Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1

•    Chairman of the Board, J. & W. Seligman & Co. Incorporated
•    Chairman, Carbo Ceramics Inc.

Leroy C. Richie 2, 4

•    Chairman and CEO, Q Standards Worldwide, Inc.

James Q. Riordan† 3, 4

•    Trustee, Committee for Economic Development

Robert L. Shafer 3, 4

•    Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4

•    Director, C-SPAN
•    Director, CommScope, Inc.

Brian T. Zino 1

•    President, J. & W. Seligman & Co. Incorporated
•    Chairman, Seligman Data Corp.
•    Vice Chairman, ICI Mutual Insurance Company
•    Member of the Board of Governors, Investment Company Institute

*	Elected May 15, 2003
†	Elected May 15, 2003
Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

Executive Officers

William C. Morris

 Chairman

Brian T. Zino

 President and Chief Executive Officer

Christopher J. Mahony

 Vice President

Thomas G. Rose

 Vice President

Lawrence P. Vogel

 Vice President and Treasurer

Frank J. Nasta

 Secretary

23

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

24

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

25

For More Information
Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017
www.seligman.com
(on-line account information available)

General Counsel
Sullivan & Cromwell LLP

Important Telephone Numbers
(800) 221-2450        Shareholder Services
(800) 445-1777        Retirement Plan Services
(212) 682-7600        Outside the United States
(800) 622-4597        24-Hour Automated Telephone Access Service

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Investment Grade Fixed Income Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.